UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 4, 2010

Gentiva Health Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15669	36-4335801
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3350 Riverwood Parkway, Suite 1400 Atlanta, Georgia		30339-3314
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 951-6450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

This Form 8-K is being filed pursuant to Rule 135c(d) of the Securities Act of 1933, as amended, with respect to the press release issued by Gentiva Health Services, Inc., a Delaware corporation, on August 4, 2010, a copy of which is being filed as exhibit 99.1 hereto.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 4, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTIVA HEALTH SERVICES, INC.

Date: August 4, 2010	By:	/s/ John N. Camperlengo

John N. Camperlengo
Senior Vice President, General Counsel
Chief Compliance Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 4, 2010